SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Income Builder VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Darwei Kung, Managing Director and Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
Di Kumble, CFA, Managing Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2014.
Kelly L. Beam, CFA, Director and Head of Investment Strategy, Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
October 16, 2024
PROSTKR24-88